                             LETTER OF TRANSMITTAL
                                   TO TENDER
                             SHARES OF COMMON STOCK
                                       OF
                             TAUBMAN CENTERS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED DECEMBER 5, 2002
                                       BY
                       SIMON PROPERTY ACQUISITIONS, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF
                           SIMON PROPERTY GROUP, INC.
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON FRIDAY, JANUARY 17, 2003, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

                 BY MAIL:                              BY FACSIMILE TRANSMISSION:                BY HAND/OVERNIGHT DELIVERY:

    Attn: Computershare Trust Company               (For Eligible Institutions Only)             Computershare Trust Company
               of New York                                   (212) 701-7636                              of New York
           Wall Street Station                                                                        Wall Street Plaza
              P.O. Box 1010                         CONFIRM FACSIMILE BY TELEPHONE:                    88 Pine Street
      New York, New York 10268-1010                          (212) 701-7624                              14th Floor
(registered or certified mail recommended)                                                        New York, New York 10005

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used by shareholders of Taubman
Centers, Inc. either (a) if certificates for Shares (as such term is defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Offer to Purchase). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver shares are referred to herein as "Certificate Shareholders."

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE
     BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING
     (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY
     DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
     DTC Account Number:
     Transaction Code Number:
/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT
     TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
     DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
     Window Ticket No. (if any):
     Date of Execution of Notice of Guaranteed Delivery:
     Name of Institution which Guaranteed Delivery:
     If delivered by Book-Entry Transfer, check box: / /

     Account Number:
     Transaction Code Number:
     PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED
     DELIVERY

-------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                SHARES TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                      (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER OF         NUMBER OF
                                                                CERTIFICATE      SHARES REPRESENTED        SHARE(S)
                                                               NUMBER(S)(1)              BY               TENDERED(2)
                                                                                  CERTIFICATE(S)(1)
-------------------------------------------------------------------------------------------------------------------------

                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------

                                                            ------------------------------------------------------------
                                                               TOTAL SHARES:
-------------------------------------------------------------------------------------------------------------------------
(1)  Need not be completed by Book-Entry Shareholders.
(2)  Unless otherwise indicated, it will be assumed that all Shares represented by share certificates delivered to the
     Depositary are being tendered hereby. See Instruction 4.
-------------------------------------------------------------------------------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH
      IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Simon Property Acquisitions, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Simon Property Group, Inc., a Delaware corporation ("SPG Inc."), the above-described shares of common stock, par value $.01 per share (the "Common Stock" or the "Shares") of Taubman Centers, Inc., a Michigan corporation, pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $18.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 5, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, including, without limitation, the Introduction and Section 14 of the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 5, 2002 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Taubman Centers, Inc. and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

    If, on or after December 4, 2002, Taubman Centers, Inc. declares or pays any cash dividend on the Shares or other distribution on the Shares (except for regular quarterly cash dividends on the Shares not in excess of $.255 per Share having customary and usual record dates and payment dates), or issues with respect to the Shares any additional Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on Taubman Centers, Inc.'s stock transfer records, then, subject to the provisions of Section 14 of the Offer to Purchase, (1) the Offer Price (as defined in the Offer to Purchase) may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividends or cash distributions and (2) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering shareholders will (a) be received and held by the tendering shareholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Stephen E. Sterrett, Executive Vice President and Chief Financial Officer of SPG Inc., James M. Barkley, Secretary and General Counsel, and
Shelly J. Doran, Vice President of Investor Relations of SPG Inc., and each of them, or any other designees of the Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to vote at any annual or special meeting of Taubman Centers, Inc.'s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights of a record and beneficial holder with respect to such Shares (and any and all Distributions), including voting at any meeting of Taubman Centers, Inc.'s shareholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer and this Letter of Transmittal, this tender is irrevocable.

    Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after February 2, 2003. See Section 4 of the Offer to Purchase.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment), including the undersigned's representation that the undersigned owns the Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN
CERTIFICATES: ____________

---------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.
  Issue:  / / Check
         / / Share Certificate(s) to:

  Name(s): ___________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE SUBSTITUTE
                                   FORM W-9)

  / / Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

----------------------------------------------------------------
----------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail:  / / Check
        / / Share Certificate(s) to:

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
   -----------------------------------------------------------

--------------------------------------------------------------------------------

                       IMPORTANT--SHAREHOLDERS SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________
  ____________________________________________________________________________
                        (SIGNATURE(S) OF SHAREHOLDER(S))

  Dated: __________________

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (Full Title): _____________________________________________________
                              (SEE INSTRUCTION 5)

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Taxpayer Identification or Social Security No.: ____________________________
                                       (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Names(s): __________________________________________________________________
                                 (PLEASE PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders of Taubman Centers, Inc. either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in
Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and either
(i) certificates for tendered Shares must be received by the Depositary at one of such addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    The Notice of Guaranteed Delivery may be delivered by hand to the Depositary, transmitted by telegram or facsimile transmission, or mailed to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

    Notwithstanding any other provision hereof, payment for Shares accepted for payment pursuant to the Offer will in all cases be made only after timely receipt by the Depositary of:

        (1) Share certificates representing tendered Shares, and

        (2) a Letter of Transmittal (or a facsimile thereof) or a Book-Entry Confirmation with respect to all tendered Shares, properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares and any other documents required by the Letter of Transmittal.

Accordingly, payment might not be made to all tendering shareholders at the same time, and will depend upon when Share certificates representing, or Book-Entry Confirmations of, such Shares are received into the Depositary's account at the Book-Entry Transfer Facility.

    The signatures on this Letter of Transmittal cover the Shares tendered hereby.

    THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). SIGNATURES ON ANY SUCH SHARE CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to MacKenzie Partners, Inc., the Information Agent for the Offer (the "Information Agent"), or to Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the Dealer Manager), at their respective addresses and telephone numbers set forth below.

    9. IRREGULARITIES; WAIVER OF CONDITIONS. All questions as to validity (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, whose determination shall be final and binding. The Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in the appropriate form or the acceptance for purchase of which may, in the opinion of its counsel, be unlawful. As set forth in the Offer to Purchase, the Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular stockholder whether or not similar defects or irregularities are waived in the case of other stockholders. The Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

    10. BACKUP WITHHOLDING. In order to avoid "backup withholding" of federal income tax on payments pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute
Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund may be obtained by the shareholder upon filing an income tax return.

    The shareholder is generally required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

    Certain shareholders (including, among others, most corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the shareholder should promptly notify Mellon Investor Services, L.L.C., the transfer agent for Taubman Centers, Inc. at (888) 877-2889 and check the box immediately preceding the special payment/special delivery instructions and indicate the number of Shares lost. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under Federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number on Substitute Form W-9 below. If such shareholder is an individual, the taxpayer identification number is his social security number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of
Part 2 (the Certification box) on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain shareholders (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 10)
    PAYER'S NAME: COMPUTERSHARE INVESTOR SERVICES OF NEW YORK AS DEPOSITARY

--------------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part I: PLEASE PROVIDE YOUR TIN IN THE              Social Security Number
               FORM W-9                      BOX AT RIGHT AND CERTIFY BY SIGNING          (If awaiting TIN write "Applied For")
      Department of the Treasury             AND DATING BELOW                                  OR ------------------------
       Internal Revenue Service                                                              Employer Identification Number
                                                                                          (If awaiting TIN write "Applied For")
                                             -----------------------------------------------------------------------------------
                                             PART 3--Awaiting TIN  / /
     Payer's Request for Taxpayer
      Identification Number (TIN)

--------------------------------------------------------------------------------------------------------------------------------
 Part 2--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

     (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)

 Signature                                                                               Date
 -------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer
  Identification Number to the Depositary by the time of payment, 30% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified
  Taxpayer Identification Number to the Depositary within sixty (60) days.

                      SIGNATURE                                                DATE

                                                   Name:
                                               (PLEASE PRINT)

                                                  Address:
                                             (INCLUDE ZIP CODE)

    FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF TAUBMAN CENTERS, INC. OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ABOVE.

    Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

    Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                   [GRAPHIC]
                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:
                              MERRILL LYNCH & CO.
                            4 World Financial Center
                            New York, New York 10080
                         CALL TOLL-FREE (866) 276-1462

December 5, 2002